Exhibit 99.17

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  October, 1999
          GEM Trust 99-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      292,154.82
                                                                 ---------------
        (b)    Interest                                       $    2,299,414.51
                                                                 ---------------
        (c)    Total                                          $    2,591,569.33
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      229,397.69
                                                                 ---------------
        (b)    Interest                                       $    1,815,755.43
                                                                 ---------------
        (c)    Total                                          $    2,045,153.12
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       62,757.13
                                                                 ---------------
        (b)    Interest                                       $      483,659.08
                                                                 ---------------
        (c)    Total                                          $      546,416.21
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $       80,758.35
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    5,164,974.07
                                                                 ---------------
        (b)    Interest                                       $       33,074.64
                                                                 ---------------
        (c)    Total                                          $    5,198,048.71
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  361,576,206.18
                                                                 ---------------

13.     Available Funds:                                      $    7,794,035.98
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        2,596.27
                                                                 ---------------

18.      Total interest payments:                             $    2,256,148.73
                                                                 ---------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls     Interest
Class      Interest                                 Payable     Pay-out Rate
-----      --------        -------------------      -------     ------------
P     $             0.00   $              0.00   $        0.00  % 0.000000000
IA1   $       620,420.30   $              0.00   $  620,420.30  % 6.625000039
IA2   $         5,541.67   $              0.00   $    5,541.67  % 7.000004211
IA3   $       109,312.50   $              0.00   $  109,312.50  % 6.625000000
IA4   $         7,232.29   $              0.00   $    7,232.29  % 6.624998473
IA5   $       151,965.25   $              0.00   $  151,965.25  % 6.625000068
IA6   $        60,796.63   $              0.00   $   60,796.63  % 6.624999864
IA7   $         4,598.44   $              0.00   $    4,598.44  % 6.750003670
IA8   $        14,858.59   $              0.00   $   14,858.59  % 6.170628248
IA9   $         3,923.46   $              0.00   $    3,923.46  % 7.266496483
IA10  $         1,083.58   $              0.00   $    1,083.58  %10.000046144
IIA1  $       915,562.51   $              0.00   $  915,562.51  % 7.000000019
IIA2  $             0.00   $              0.00   $        0.00  % 0.000000000
AR    $             0.00   $              0.00   $        0.00  % 0.000000000
X     $       230,616.86   $              0.00   $  230,616.86  % 6.624999926
M     $        48,838.74   $              0.00   $   48,838.74  % 6.625000037
B1    $        28,217.93   $              0.00   $   28,217.93  % 6.624999062
B2    $        23,876.72   $              0.00   $   23,876.72  % 6.625001255
B3    $        11,938.36   $              0.00   $   11,938.36  % 6.625001239
B4    $         6,511.83   $              0.00   $    6,511.83  % 6.624999511
B5    $        10,853.07   $              0.00   $   10,853.07  % 6.625002711

20.      Principal Distribution Amount:                         $  5,537,887.25
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class P                  $               240.14       $          0.00
        Class IA1                $         2,667,192.02       $          0.00
        Class IA2                $                 0.00       $          0.00
        Class IA3                $                 0.00       $          0.00
        Class IA4                $                 0.00       $          0.00
        Class IA5                $           914,665.09       $          0.00
        Class IA6                $                 0.00       $          0.00
        Class IA7                $                 0.00       $          0.00
        Class IA8                $                 0.00       $          0.00
        Class IA9                $                 0.00       $          0.00
        Class IA10               $                 0.00       $          0.00
        Class IIA1               $         1,833,255.02       $          0.00
        Class IIA2               $           103,769.15       $          0.00
        Class AR                 $                 0.00       $          0.00
        Class X                  $                 0.00       $          0.00
        Class M                  $             7,037.19       $          0.00
        Class B1                 $             4,065.93       $          0.00
        Class B2                 $             3,440.40       $          0.00
        Class B3                 $             1,720.20       $          0.00
        Class B4                 $               938.29       $          0.00
        Class B5                 $             1,563.82       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  M         $              0.00     $              0.00
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  IA8                %              6.17062825
         Class  IA9                %              7.26649648
         Class  IA10               %             10.00004614

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-M         X
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $     75,898.53
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $           N/A
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------

                                           Category A  Category B  Category C
 5.     Senior Percentage:           % N/A    N/A         N/A         N/A
                                      -----   ----    --------    --------

 6.     Group I Senior Percentage:
                                     % N/A    N/A         N/A         N/A
                                      -----   ----    --------    --------

 7.     Group II Senior Percentage:
                                     % N/A    N/A         N/A         N/A
                                      -----   ----    --------    --------

 8.     Senior Prepayment Percentage:
                                     % N/A    N/A         N/A         N/A
                                      -----   ----    --------    --------

 9.     Group I Senior Prepayment
        Percentage:                  % N/A    N/A         N/A         N/A
                                      -----   ----    --------    --------

 10.    Group II Senior Prepayment
        Percentage:                  % N/A    N/A         N/A         N/A
                                      -----   ----    --------    --------

 11.    Junior Percentage:           % N/A
                                      -----

 12.    Junior Prepayment Percentage:
                                     % N/A
                                      -----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services